UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(D)
                                    of the
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Event Requiring Report: January 25, 2002


                              HEALTHBRIDGE, INC.
                   ----------------------------------------
            (Exact Name of Registrant as Specified on its Charter)

              000-30377                               06-1538201
         --------------------                    --------------------
       (Commission File Number)                  (I.R.S. Employer
                                                  Identification No.)

                                    TEXAS
                               ---------------
            (State or Other Jurisdiction of Incorporation or Organization)


      1818-1177 West Hastings Street, Vancouver, B.C., Canada   V6E 2K3
-------------------------------------------------------------------------------
                   (Address of Principal Executive Offices)

                                (604) 602-1717
-------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

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

ITEM 2.     Acquisition or Disposition of Assets.

On January 25, 2002, Healthbridge Inc., (the "Company") executed an Intellectual Property Assignment and Sale Agreement ("Agreement") with B.I.M.E. GmBH, a German corporation, Hermann Esser and Eduard Kneifel, both German residents ("Sellers"), to acquire certain infectious medical waste sterilization and disposal technologies developed in Germany. The Agreement transfers to the Company the exclusive ownership of both the Valides(R) Modular Infectious Medical Waste Disposal System and the Medides System together with all the intellectual property, including the patents, patents pending, proprietary software and licenses, required to manufacture, operate and market these technologies worldwide. The Company is to pay Sellers a total of $204,500 (approximately $180,000) and 750,000 restricted shares of common stock to be paid in three installments. The Company paid the first installment of $82,500 (approximately $73,000) on closing and released 300,000 restricted shares of common stock to Sellers. The Company is to make a further payment of $61,000 (approximately $54,000) on February 15, 2002, with the balance of approximately $61,000 to be paid on March 31, 2002. The remaining 400,000 shares of common stock will be delivered to the Sellers in equal parts, on dates that correspond to the cash payment dates. Funds used to close the Agreement were obtained from Chalium Ojdovaoua, an individual unrelated to the Company, pursuant to a Secured Loan Agreement.

ITEM 7.     Financial Statements and Exhibits

The following exhibit is included:

            a. Intellectual Property Assignment and Sale Agreement, executed January 25, 2002.

            b.  Secured Loan Agreement

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2002

Healthbridge, Inc.
A Texas corporation

By: /s/ Nora Coccaro
    ----------------
        Nora Coccaro
        President


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

Exhibit "A"

              INTELLECTUAL PROPERTY ASSIGNMENT AND SALE AGREEMENT


THIS INTELLECTUAL PROPERTY ASSIGNMENT AND SALE AGREEMENT (this "Agreement"), dated effective as of January 25, 2001, is between Healthbridge, Inc., a Texas corporation with offices located at 1818 -1177 West Hastings Street, Vancouver British Columbia Canada V6E 2K3 (hereinafter referred to as "Purchaser"), and B.I.M.E GmbH, a German corporation with offices located at Fraunhoferstr. 39, 80469 Munich, Germany; Hermann Eser, a German citizen residing at Fastlingerring 83, Unterschleissheim 85716 Germany; and Eduard Kneifel, a German citizen residing at Bussardstrasse 26, Unterhaching 82008 Germany (hereinafter referred to collectively in this Agreement as the "Sellers").

                                   RECITALS

A. Sellers are the sole owners and inventors of certain intellectual property, that includes but is not limited to, procedures, processes, instruments, devices, equipment, research, designs, registrations, licenses, trade marks, service marks, trade names, copyrights, trade dress, blue prints, component lists, permissions, software, patents, patents pending, "know-how" expertise and other documentation related to the "Valides" and "Medides" systems that have been designed and built for disinfecting and sterilizing infectious waste (hereinafter referred to collectively in this Agreement as the "Intellectual Property").

B. Sellers desire to sell and or assign their respective interests in the Intellectual Property and Purchaser desires to acquire, through transfer of title or assignment, the Intellectual Property of Sellers, pursuant to the terms and conditions of this Agreement.

                                  AGREEMENT

In consideration of the foregoing recitals and the mutual promises contained herein, Purchaser and Sellers hereby agree as follow

1.   PURCHASE AND SALE OF INTELLECTUAL PROPERTY.

     1.1 INTELLECTUAL PROPERTY. Sellers agree to sell and assign to Purchaser the Intellectual Property; (a) by a one hundred percent (100%) transfer of ownership through transfer of title, assignment or entitlement as the exclusive user, as permitted by the respective German and US Patent offices, all of Sellers' patents or patents pending, wherever registered world wide, related to the "Valides" and "Medides" systems for disinfecting and sterilizing infectious waste as set forth in Exhibit I to this Agreement; (b) by transfer of ownership of all of Sellers' rights, title and interest to the trade or business names "Valides" and "Medides";
     (c) by transfer of ownership of all proprietary software including any and all developmental program documentation used by the "Valides" and "Medides" systems as set forth in Exhibit II to this Agreement; and (d) by transfer of ownership or assignment, as permitted by the respective jurisdictional laws, of any and all of those components described collectively in this Agreement as the Intellectual Property that comprise the "Valides" and "Medides" systems. It is understood that the transfer of MEDIDES rights will be effective after the payment in paragraph 1.2 to HW-U has taken place.

     Purchaser agrees to pay to Sellers, in consideration for the purchase of Sellers' Intellectual Property, a total of Four Hundred Thousand German Marks (DM 400,000) and Seven Hundred and Fifty Thousand (750,000)
restricted shares of Purchaser's common stock ("Purchase Price").

     1.2  DELIVERY OF PURCHASE PRICE.

     Cash Consideration

     Purchaser shall deliver cash payments to Sellers as follows:

     One Hundred and Sixty Thousand German Marks (DM 160,000) on or before January 7, 2002, divisible into two payments; (a) Fifty Five Thousand German Marks (DM 55,000) paid directly to Hutter Wimbock Umwelttechnik GmbH ("HWU"); and (b) One Hundred and Five Thousand German Marks
     (DM 105,000) to Sellers.

     One Hundred and Twenty Thousand German Marks (DM 120,000) on or before February 15, 2002.

     One Hundred and Twenty Thousand German Marks (DM 120,000) on or before March 31, 2002.

     Purchaser's Common Stock

     Purchaser shall deliver to Sellers Seven Hundred and Fifty Thousand (750,000) restricted shares of Purchaser's common stock as follows:

     Three Hundred Thousand (300,000) of the total number of Purchaser's restricted common shares obligated under this Agreement on or before January 7, 2002.

     Two Hundred and Twenty Five Thousand (225,000) of the total number of Purchaser's restricted common stock obligated under this Agreement on or before February 15, 2002

     Two Hundred and Twenty Five Thousand (225,000) of the total number of Purchaser's restricted common stock obligated under this Agreement on or before March 31, 2002.

     All consideration to be paid by Purchaser, denominated in this Agreement in German Marks, shall be converted as of January 3, 2002 into the Euro currency, for the purposes of satisfying the obligations of Purchaser.

2.   CLOSING DATE; DELIVERIES AT CLOSING.

     2.1 CLOSING DATE. The Closing Date for the purchase of the Intellectual Property shall be January 25, 2002, or at such earlier date as may be agreed in writing by Purchaser and Sellers.

     2.2  DELIVERIES AT CLOSING.

          (a) DELIVERIES OF SELLERS TO PURCHASER. At the Closing, Sellers shall deliver to Purchaser; (i) an executed copy of this Agreement evidencing the transfer of ownership and or assignment to Purchaser of the Intellectual Property; (ii) all of Sellers' documents of title pertaining to its rights to an interest in the trade or business names "Valides"and "Medides" executed in favor of Purchaser;
          (iii) all of Sellers' documents or other evidence of title or ownership pertaining to its rights to an interest in any patents or patents pending executed in favor of Purchaser; (iv) all of Sellers evidence of title or ownership pertaining to proprietary software related to the "Valides" and "Medides" systems executed in favor of Purchaser; and (v) all such other documents and instruments as Purchaser may reasonably request to confirm that Sellers have performed their obligation to effect the transfer of ownership of the Intellectual Property to Purchaser.

          (b) DELIVERIES OF PURCHASER TO SELLERS. At the Closing, Purchaser shall deliver to Sellers; (i) an executed copy of this Agreement evidencing Purchasers obligations at Closing and at specified dates thereafter to consummate the transaction detailed herein;
          (ii) deliver to Sellers and HWU DM 160,000, as detailed in
          Article 1.2 of this Agreement; (iii) deliver to Sellers Three Hundred Thousand (300,000) shares of Purchaser's restricted common stock as detailed in Article 1.2 of this Agreement; and (iv) all such other documents and instruments that Sellers may reasonably request to confirm that Purchaser has performed and shall perform all of its obligations under this Agreement.

3. REPRESENTATIONS AND WARRANTIES OF SELLERS. Sellers hereby represent and warrant to Purchaser that the matters set forth in this Section 3 are true and correct:

     3.1  ORGANIZATION, STANDING AND AUTHORITY OF B.I.M.E. GMBH.

          (a) ORGANIZATION. B.I.M.E. GmbH is a corporation duly organized and validly existing under the laws of Germany and is in good standing as a domestic corporation.

          (b) CHARTER DOCUMENTS. B.I.M.E. GmbH has furnished counsel for Purchaser with true and complete copies of its Articles of Incorporation and its Bylaws as currently in effect.

          (c) CORPORATE POWER. B.I.M.E. GmbH has all requisite corporate power to enter into this Agreement and to carry out and perform its obligations hereunder.

          (d) AUTHORIZATION FOR AGREEMENT. The execution and performance of this Agreement by B.I.M.E. GmbH has been duly authorized by its Board of Directors. Upon execution and delivery of this Agreement by Sellers, this Agreement shall constitute the valid and legally binding obligation of B.I.M.E. GmbH, enforceable in accordance with its terms and conditions. The execution, delivery and performance of this Agreement and compliance with the provisions hereof by B.I.M.E. GmbH does not and shall not conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of B.I.M.E. GmbH's Articles of Incorporation, B.I.M.E. GmbH's current Bylaws, or any statute, law, rule or regulation or any order, judgment, decree, indenture, mortgage lease or other agreement or instrument to which B.I.M.E. GmbH is subject.

          3.2 REPRESENTATIONS AND WARRANTIES OF EDUARD KNEIFEL AND HERMANN ESER ("INVENTORS")

              (a) Inventors have not transferred, disposed of, or encumbered the Intellectual Property in any manner prior to the execution of this Agreement, and shall not do on or before the Closing Date.

              (b) Inventors have not filed or caused to be filed or shall file any other patents or patent applications for either the "Valides" or "Medides" systems, or any other similar systems or designs or applications in their own names or any other names in the United States, Germany or elsewhere worldwide, other than those contemplated in this Agreement, for a period of five (5) years following the Closing Date, except on behalf of Purchaser.


              (c) Inventors have not created, or caused to be created, or shall create proprietary software for either the "Valides" or "Medides" systems, or any similar systems or designs or applications in their own names or any other names in the United States, Germany or elsewhere worldwide, other than that software contemplated in this Agreement, for a period of five (5) years following the Closing Date of this Agreement except on behalf of Purchaser.

              (d) Except as expressly set forth in this Agreement, Inventors make no representations and extend no warranties of any kind for the Intellectual Property, whether express or implied. Inventors make no warranty of merchantability or fitness for a particular purpose or that the use of the Intellectual Property shall not infringe any other patents, copyrights, trademarks or other rights.

              (e) Inventors shall maintain confidentiality in connection with the Intellectual Property for a period of five (5) years subsequent to the Closing Date. The Inventors representation as to confidentiality shall expire in the event Purchaser defaults on its obligations under this Agreement.

4. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to Sellers that the matters set forth in this Section 4 are true and correct.

          4.1 CORPORATE ORGANIZATION. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas.

          4.2 DUE EXECUTION AND ENFORCEABILITY. The execution, delivery and performance of this Agreement has been duly and validly authorized by the Board of Directors of Purchaser. Purchaser has taken all such other corporate action necessary or required to enter into, execute and deliver this Agreement and to perform its obligations hereunder. Upon execution and delivery of this Agreement on behalf of Purchaser, this Agreement shall constitute the valid and legally binding obligation of Purchaser enforceable in accordance with its terms and conditions. The execution, delivery and performance of this Agreement and compliance with the provisions hereof by Purchaser does not and shall not conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of Purchaser's Articles of Incorporation, Purchaser's current Bylaws, or any statute, law, rule or regulation or any order, judgment, decree, indenture, mortgage lease or other agreement or instrument to which Purchaser is subject.

5.   CLOSING.

     5.1 CONDITIONS TO OBLIGATIONS OF PURCHASER. The obligations of Purchaser to consummate this Agreement and carry out and perform its obligations hereunder, are subject to the satisfaction or waiver of all of the following conditions by Purchaser, in whole or in part, as of the Closing Date.

          (a) REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties made by Sellers in this Agreement shall be true and correct in all material respects as of the Closing Date, and Sellers shall have performed and complied with all conditions and obligations to be performed by them under this Agreement.

          (b) AUTHORIZATION. Sellers shall have obtained the respective Board of Directors approvals, from B.I.M.E. GmbH, as required to authorize its participation in the transaction described in this Agreement.

          (c) DUE DILIGENCE SATISFACTORY. Purchaser shall have received all of the information reasonably requested by it from Sellers in connection with this transaction, and, based on its own due diligence investigation, is satisfied with the value of the Intellectual Property.

          (d) DOCUMENTS AND INSTRUMENTS SATISFACTORY. All documents and instruments to be provided by Sellers in connection with the transactions contemplated by this Agreement must be satisfactory in form and substance, to counsel for Purchaser, as of Closing Date.

     5.2 CONDITIONS TO OBLIGATIONS OF SELLERS. The obligations of Sellers to consummate this Agreement and carry out and perform their obligations hereunder, are subject to the satisfaction or waiver of all of the following conditions by Sellers, in whole or in part, as of the Closing Date.

          (a) REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties made by Purchaser in this Agreement shall be true and correct in all material respects on and as of the Closing Date. Purchaser shall have performed and complied in all material respects with all agreements and obligations to be performed by it under this Agreement on or before the Closing Date.

          (b) AUTHORIZATION. Purchasers shall have obtained Purchaser's Board of Directors approval, as required to authorize its participation in the transaction described in this Agreement.

          (c) DOCUMENTS AND INSTRUMENTS SATISFACTORY. All documents and instruments to be provided by Purchaser in connection with the transactions contemplated by this Agreement are satisfactory in form and substance, to counsel for Sellers, as of Closing Date.

6.   COVENANTS AND AGREEMENTS OF SELLERS.

     6.1 ACCESS TO INFORMATION. Sellers warrant that the authorized representatives of Purchaser have had access during normal business hours to the properties, facilities, books, records, contracts and documents of Sellers and that Sellers have furnished or caused to be furnished to the authorized representatives of Purchaser copies of all documents and all information with respect to the affairs and businesses of Sellers that Purchaser's representatives have reasonably requested.

     6.2 CONDUCT OF BUSINESS PENDING THE CLOSING. Unless expressly consented to by Purchaser or otherwise permitted or required under this Agreement:

          (a) BUSINESS IN THE ORDINARY COURSE. Sellers shall; (i) conduct its business only in the ordinary course and in the same manner as before date of this Agreement, (ii) shall not institute any unusual or novel methods of manufacture, purchase, sale, lease, service, accounting or operation, (iii) shall not grant any increase in the rate of pay or other benefits or compensation of any officers or employees, and
          (iv) shall not enter into, amend or terminate any contract or commitment not in the usual and ordinary course of business and consistent with the Sellers' past practice.

          (c) INDEBTEDNESS. Sellers shall not; (i) incur or assume or guarantee any indebtedness other than that incurred to HWU pursuant to existing commitments or agreements disclosed in writing to Purchasers under this Agreement; or (ii) enter into, execute or deliver any agreement or writing to the release or settlement of claims, except as otherwise provided by this Agreement.

          (d) INSURANCE. Sellers shall maintain in full force and affect all policies of insurance now in effect and shall give all notices and present all claims under all policies in a timely fashion.

7. DEFAULT. Sellers may terminate this Agreement as to the Purchaser, if Purchaser is in default of the payment provisions detailed in Article 1.2 of this Agreement. Provided, however, that in the event of an alleged default by Purchaser, Sellers shall provide written notice to Purchaser by certified mail, return receipt requested and Purchaser shall have thirty (30) days from receipt of the default notice to cure the default.

Upon Purchaser's failure to cure the default, within the grace period provided in this Agreement, Purchaser shall promptly return to Seller the Intellectual Property as related to the "Valides" and "Medides" systems or any improvements thereon.

8.  MISCELLANEOUS.

    8.1 SUCCESSORS AND ASSIGNS. This Agreement and the terms and conditions contained herein are binding upon, and shall inure to the benefit of, the parties hereto and their respective representatives, executors, administrators, heirs, successors and assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any rights or obligations hereunder may be assigned, directly, indirectly, voluntarily or involuntarily, except by operation or law, by any party to this Agreement.

    8.2 GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. If any provision of this Agreement is found to be invalid, illegal or unenforceable in any respect, such provision shall be enforced to the maximum extent possible and the remaining provisions of this Agreement shall continue unaffected.

    8.3 WAIVERS. No waiver by any party hereto of any term or condition of this Agreement shall be effective unless set forth in a writing signed by such party. No waiver of any provision of this Agreement shall be deemed a waiver of any other provision, or constitute a continuing waiver unless otherwise expressly provided in writing by the waiving party. No failure or delay on the part of any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other rights, powers or privileges.

    8.4 ENTIRE AGREEMENT; MODIFICATIONS. This Agreement, together with the exhibits attached hereto, each of which is incorporated herein by this reference, constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supercedes in its entirety all prior and contemporaneous agreements, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the subject matter of this Agreement. No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by Purchaser and Seller

    8.5 NOTICES. All notices and other communications required or permitted under this Agreement shall be in writing and may be hand delivered, mailed by first-class mail, postage prepaid, or sent via facsimile. Unless otherwise agreed to in writing by the parties, such notices and other communications shall be addressed as follows:


If to Purchaser:

Nora Coccaro, President
Healthbridge, Inc.
1818 -1177 West Hastings Street
Vancouver, British Columbia, Canada
Telephone: (604) 602 1717
Facsimile: (604) 408 1739	If to Sellers:


If to Sellers:

Herman Eser, President (Geschaftsfuhrer) B.I.M.E. GmbH
Fraunhoferst. 39,
Munich 80469 Germany

Eduard Kneifel
Bussardstrasse 26
Unterhaching 82008 Germany

Hermann Eser
Fastlingerring 83
Unterschleissheim 85716 Germany


     8.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     8.6 HEADINGS; REFERENCES. Headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below, to be effective for all purposes as of the date first written above.




HEALTHBRIDGE, INC., a Texas corporation


By:  ____________________________
     Nora Coccaro, President

Date: ___________________________




B.I.M.E. GMBH


By:  ____________________________
     Herman Eser, President (Geschaftsfuhrer)

Date: ___________________________


EDUARD KNEIFEL

_________________________________

Date: ___________________________


HERMANN ESER

_________________________________

Date: ___________________________



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

                                   EXHIBIT I


European Patent 0734 734
Inventor and owner         Hermann Eser &. Eduard Kneifel
CLAIMS
- Opening of a hermeticallv sealed plastic container during the process of evacuation by applying focused infra red radiation into the pressure chamber .
-     The top cover of the waste container has a light absorbing coating.
- When the apparatus consist of at least two pressure chambers the apparatus is operated in a push-pull mode.
-     The apparatus is of a modular design.
Patent granted. Valid AT, CH, DE, GB, IE, LU

US patent 5,759,488
Same claims as mentioned above.
Patent granted.

Canada patent 2,172,653
Same claims as mentioned above.
Patent granted.

German patent 44 07 311
Inventor and owner         Hermann Eser &. Eduard Kneifel
CLAIMS
- Opening of a hermeticallv sealed plastic container on a reference rupture point, during the process of evacuation, by applying microwave radiation into the pressure chamber .

Utility Model 295 02 504.
Owner                      Hermann Eser &. Eduard Kneifel
Country                    Germany
CLAIMS
- Sealable plastic container, specifically plastic containers with a top lid or plastic bags, designated by at least one reference rupture point - melting by applying infra red radiation creating a pass for gases between the inside of the container and the environment.
- The reference rupture, point is described in almost of all possible variations.

Registered trademark
Owner                      Hermann Eser &. Eduard Kneifel
Country                    Germany
CLAIMS
-    Trademark sign        Registration 396 04 842
     Registration October 1996
-    Trademark word        Registration 398 02 286
     Registration April 1998

Approval
The approval of the system VALIDES, according to the German epidemic act, was granted October 2000 by the Robert Koch Institut to BIME GmbH.


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                                  EXHIBIT II


Design       VALIDES 1.1 (includlng manual, hard- and software)
Design       VALIDES 1.2 (includlng manual, hard- and software)
Design       MEDIDES 140-1 (includlng manual, hard- and software)
Design       MEDIDES 140-2 (includlng manual, hard- and software)


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

Exhibit "B"

SECURED LOAN AGREEMENT


This SECURED LOAN AGREEMENT is dated as of January 24, 2002 by and between Healthbridge, Inc., a Texas corporation (the "Debtor") and Chalium Ojdovaoua (the "Creditor").

                                   RECITALS

A. Debtor has delivered to Creditor a promissory note dated as of the date hereof (the "Note" attached as Appendix "A" is made part of this Secured Loan Agreement) in the amount of one hundred and eighty thousand dollars ($165,000) (the "Debt"), which includes an amount of one hundred and fifty thousand dollars ($150,000) loaned to Debtor pursuant to this Secured Loan Agreement and the amount of fifteen thousand dollars ($15,000) to be paid to Creditor as a fixed interest payment in consideration of that loan. The interest payment will be made in full ninety (90) days upon the execution, on or before April 23, 2002.

B. Debtor has agreed to grant to Creditor a security interest in the Collateral (as that term is hereinafter defined) of Debtor to secure the performance of Debtor's obligations under the Note and to ensure the payment of the Debt.

NOW, THEREFORE, the parties hereto agree as follows:

1. GRANT OF SECURITY INTEREST. Debtor hereby grants to Creditor a security interest in the property described in Paragraph 2 (the "Collateral") to secure payment of the Debt and performance by Debtor of all of Debtor's covenants, liabilities, undertakings and obligations to Creditor, whether absolute or contingent (the "Indebtedness").

2. COLLATERAL. The Collateral will consist of all tangible and intangible property of Debtor (and all of Debtor's right, title and interest therein and thereto), whether now owned by Debtor or acquired by Debtor after the date hereof at any time, including but not limited to procedures, processes, instruments, devices, equipment, research, designs, registrations, licenses, trade marks, service marks, trade names, copyrights, trade dress, blue prints, component lists, permissions, software, patents, patents pending, "know-how" expertise, accounts and accounts receivable, including all cash and non-cash proceeds, products, services and any increases in the valuation of such property, all additions and replacements to such property and any other documentation related to the "Valides" and "Medides" systems for sterilizing and disinfecting infectious waste. For the purposes of this Secured Loan Agreement, the term "proceeds" includes whatever is receivable or received by Debtor when Collateral is sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

3. REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants to Creditor that:

(a) Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas; the execution, delivery and performance of this Secured Loan Agreement has been duly authorized and is not in conflict with the terms of any indenture, agreement or undertaking to which Debtor is a party or by which it is bound and; this Secured Loan Agreement is a valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms;

(b) Debtor is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in such Collateral, will be the owner thereof); Creditor has a valid and attached lien on all the Collateral; and to the best of Debtor's knowledge and except as known to Creditor, no other person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against, or to the Collateral;

(c) Each amount receivable, promissory note or any other right of payment of money which is included in the Collateral is, or at the time it comes into existence will be, genuine and enforceable in accordance with its terms against the party obligated to pay the same (an "Account Debtor");

(d) The amount represented from time to time by Debtor to Creditor as owing by all Account Debtors will be true, complete and correct in all material aspects; and

(e) All information, certificates and statements, including information relating to the Collateral, submitted by Debtor to Creditor from time to time, whether pursuant to this Secured Loan Agreement, or otherwise, will be true, complete and correct in all material aspects.

4. COVENANTS OF DEBTOR. Debtor hereby agrees that it will, until the Indebtedness is paid in full:

(a) Accomplish all acts that may be necessary to maintain, preserve and protect the Collateral;

(b) Ensure that the Collateral is not used unlawfully or in violation of any provision of this Secured Loan Agreement, or any applicable law, statute, regulation, ordinance or any policy of insurance covering the Collateral;

(c) Pay when due, all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral unless contested in good faith;

(d) Notify Creditor within thirty (30) days of any change in Debtor's name or place of business;

(e) Procure, execute and deliver to Creditor, from time to time, any endorsements, assignments, financing statements, agreements, writings or any other documents reasonably deemed necessary or appropriate by Creditor to perfect, establish, maintain and protect Creditor's security interest hereunder;

(f) Appear in and defend any action or proceeding which affects Debtor's title to or Creditor's interest in the Collateral;

(g) Keep separate, accurate and complete records of the Collateral and provide Creditor, and Creditor's attorney or agent, with copies of and upon ten (10) days notice, access to such records as Creditor may reasonably request at any time during Debtor's normal business hours (upon receipt of an appropriate, standard confidentiality agreement with Creditor);

(h) Not surrender, sell, encumber, lease, rent or otherwise dispose of any Collateral or any right or interest therein except in the ordinary course of business, and keep Collateral free of all levies and security interests or other liens or charges, except those arising in the ordinary course of business or approved in writing by Creditor, which approval will not be unreasonably withheld;

(i) Keep the Collateral in good condition and repair and not cause or permit any waste or unusual or unreasonable depreciation of the Collateral;

(j) At any time and from time to time during Debtor's normal business hours, upon demand and ten (10) days notice by Creditor, allow reasonable inspection by Creditor (or persons designated by Creditor) of the Collateral;

(k) Comply with all laws, statutes, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral;

(l) Insure the Collateral, in proper form and sufficient amounts, with registered insurance companies, against risks and liabilities customary to Debtor's business;

(m) Pay and perform, to and for Creditor, any and all debts, covenants, liabilities, understandings and obligations comprising the Indebtedness when due or required;

(n) At the reasonable request of Creditor, at any time, mark Debtor's records and all evidence of the Collateral, to indicate clearly, Creditor's security interest therein; and

(o) At any time, upon reasonable request of Creditor, promptly render to Creditor an accounting of amounts owed by Account Debtors and promptly give to Creditor any other information relating to the Collateral that Creditor may reasonably request.

5. WAIVER BY DEBTOR. To the maximum extent permitted by law, Debtor hereby waives (i) any right to require Creditor to pursue any particular remedy against Debtor or any other person; (ii) any right to the benefit of, or to direct the application of, any Collateral until the Indebtedness will have been paid and performed in full; and (iii) any right of subrogation until the Indebtedness will have been paid and performed in full.

6. AUTHORIZED ACTION BY CREDITOR. Debtor hereby irrevocably appoints Creditor as its attorney-in-fact, upon the occurrence of a Default (as defined in Section 8) hereunder, (i) to do any act which Debtor is obligated by this Secured Loan Agreement to do, and (ii) to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including, without limitation, the right to: (a) collect by legal proceedings or otherwise and endorse and receive all payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; and (b) insure, process, protect and preserve the Collateral. Debtor agrees to reimburse Creditor upon demand for any costs and expenses, including, without limitation, reasonable attorney's fees, which Creditor may incur while acting as Debtor's attorney-in-fact hereunder.

7. NOTIFICATION OF ACCOUNT DEBTORS; COLLECTION. Upon Default, Debtor will, at Creditor's request, notify Account Debtors of Creditor's security interest in any accounts receivable and direct payment thereof to Creditor. Creditor may (but will not be obligated to), upon Default, notify any Account Debtor and may receive any proceeds to which Creditor may be entitled under this Secured Loan Agreement. For such purposes, Debtor hereby (i) constitutes and appoints Creditor as Debtor's attorney-in-fact to demand, receive, sue for, and to give discharges and releases for any monies due or to become due on any account receivable; and (ii) with respect to any Collateral, to the addition or release of any party primarily or secondarily liable on any obligations, all in such manner and at such time or times as Creditor will deem advisable. Unless otherwise notified by Creditor, Debtor will collect, enforce and receive delivery and payment of the Collateral.

8.   DEFAULT AND REMEDIES.

(a) Debtor will be deemed in default ("Default") under this Secured Loan Agreement if:

     (i) Debtor will fail to make payment of the Debt as and when due pursuant to the terms and conditions of the Note attached as Appendix "A" hereto; or

     (ii) Debtor will fail to observe or perform any term or condition of this Secured Loan Agreement in any material respect or be in breach of any representation or warranty set forth herein in any material respect, and such failure or breach will continue for a period of seven (7) days following written notice thereof from Creditor to Debtor.

(b) Upon the occurrence of any such Default, Creditor may, at its option, and in addition to all rights and remedies available to Creditor hereunder, under this Secured Loan Agreement or under the Texas Commercial Code, do any one or more of the following:

     (i) foreclose or otherwise enforce Creditor's security interest in any manner permitted by law or provided for in this Secured Loan Agreement;

      (ii) recover from Debtor all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred or paid by Creditor in exercising any right, power or remedy provided by the Secured Loan Agreement or by law;

     (iii) require Debtor to assemble Collateral and make it available to Creditor at a place to be designated by Creditor;

     (iv) enter onto property where any Collateral is located and take and maintain possession thereof and remove the Collateral with or without judicial process;

     (v) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Creditor deems appropriate; and

     (vi) declare all or any of the Indebtedness to be immediately due and payable in accordance with terms of the Note.

If a sufficient sum is not realized from the disposition of the Collateral to pay the Indebtedness then outstanding, Debtor will be liable for and agrees to pay any deficiency.

9. CUMULATIVE RIGHTS. The rights, powers and remedies of Creditor under this Secured Loan Agreement will be in addition to all rights, powers and remedies given to Creditor by virtue of any statute or rule of law, all of which rights, powers and remedies will be cumulative and may be exercised successively or concurrently without impairing Creditor's security interest in the Collateral.

10. BINDING UPON SUCCESSORS. All rights of Creditor under this Secured Loan Agreement will inure to the benefit of the heirs, executors, administrators, successors and assigns of Creditor, and all obligations of Debtor will bind its heirs, executors, administrators, successors and assigns.

11. ENTIRE AGREEMENT; SEVERABILITY. This Secured Loan Agreement contains the entire agreement between Creditor and Debtor relating to the subject hereof, and supersedes any and all prior understandings or agreements relating to the subject matter hereof. If any of the provisions of this Secured Loan Agreement will be held invalid or unenforceable, this Secured Loan Agreement will be construed as if not containing those provisions and the rights and obligations of the parties hereto will be construed and enforced accordingly.

12. NOTICE. Any notice, consent or other communication provided for in this Secured Loan Agreement or by law will be given in writing and will be deemed to have been delivered when personally delivered to the party to whom it is directed, or in lieu of such personal delivery, ten (10) days after deposit with the Canadian Postal Service or comparable national postal service, as certified mail, with postage prepaid, return receipt requested, and addressed as follows:

If to Creditor:          Chalium Ojdovaoua
                         Bajanzurh, Duvreg
                         15-IT, 4-R,HORO
                         111-R, BAIR 30 TOOT
                         Ulaan Batar, Mongolia

If to Debtor:            Healthbridge, Inc.
                         1818-1177 West Hastings Street
                         Vancouver, British Columbia
                         Canada V6E 2K3
                         Attention: Nora Coccaro

Any party may change its address for notice by notice similarly given.

13. NO WAIVER. No delay on the part of Creditor in exercising any power of sale, or other right or remedy hereunder, and no notice or demand which may be given to or made upon Debtor or Creditor, will constitute a waiver thereof, limit or impair Creditor's right to take action or to exercise any other power of sale, or any other right or remedy hereunder, or prejudice Creditor's rights or remedies against Debtor in any respect. Creditor's acceptance of partial or delinquent payment or performance or the failure of Creditor to exercise any right will not waive any obligation of Debtor or right of Creditor and will not modify this Secured Loan Agreement or waive any other similar default.

14. GOVERNING LAW. This Secured Loan Agreement will be governed by the laws of the State of Texas in all respects, including matters of construction, validity and performance. No term or provision of this Secured Loan Agreement may be altered, modified, limited or amended except by an agreement expressly referring hereto and to which the parties hereto consent in writing.

15. COUNTERPARTS. This Secured Loan Agreement may be executed in any number of counterparts, each of which will be deemed an original but all of which taken together will constitute one and the same document.

IN WITNESS WHEREOF, the parties hereto have caused this Secured Loan Agreement to be executed on the date first set forth above.

DEBTOR                                 HEALTHBRIDGE, INC., a Texas corporation.

                                       ________________________________________
                                       By:  "Nora Coccaro"
                                       Its:  President


CREDITOR:                              CHALIUM OJDOVAOUA

                                       ________________________________________
                                       "Chalium Ojdovaoua"


-------------------------------------------------------------------------------

                    APPENDIX "A" TO SECURED LOAN AGREEMENT

                               PROMISSORY NOTE


$165000                                             Vancouver, British Columbia
                                                    January 24, 2002


FOR VALUE RECEIVED, the undersigned HEALTHBRIDGE, INC., a Texas corporation ("Maker") promises to pay to the order of Chalium Ojdovaoua ("Holder") at such place as Holder requests, a total of one hundred and eighty thousand dollars ($180,000) comprised of the principal sum of one hundred and fifty thousand dollars ($150,000) loaned to Maker plus a fixed interest payment in the amount of thirty thousand dollars ($15,000).

1. PAYMENTS. The principal amount and the interest on the obligation represented by this promissory note ("Note"), will be paid in full within ninety (90) days of execution, on or before April 23, 2002.

2. INTEREST. A fixed interest payment on the Note has been calculated by the parties to equal $15,000, that amount Maker agrees to pay with the principal amount of $150,000.

3. TIME AND PLACE OF PAYMENT. The payment of principal and interest will be made in lawful money of the United States of America to the above Holder or to order.

4. SECURITY INTEREST IN COLLATERAL. Payment of this Note is secured by Holder's security interest in certain assets of Maker pursuant to the Secured Loan Agreement between Maker and Holder dated as of the date hereof.

5. DEFAULT. Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated or detailed in the Secured Loan Agreement, Holder of this Note may forthwith or at any time thereafter, during the continuance of any default event, by notice in writing to the Maker, declare the principal and interest on the Note to be immediately due and payable upon failure of Maker to cure the declared event of default within seven (7) business days from the date of notice to Maker by Holder of such default event.

     (a) Default in the payment of the principal and interest of this Note when the same becomes due and payable, whether at maturity as herein expressed, by acceleration, or otherwise; or

     (b) Maker files a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or files an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or is adjudicated bankrupt, or makes an assignment for the benefit of creditors, or applies for or consent to the appointment of any receiver or trustee for Maker, or of all or any substantial portion of its property, or Maker effects an assignment to an agent authorized to liquidate any substantial part of its assets; or

     (c) An order is entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendment thereof approving an involuntary petition seeking reorganization of the Maker, or an order of any court is entered appointing any receiver or trustee of or for Maker, or any receiver of trustee of all or any substantial portion of the property of Maker, or a writ or warrant of attachment or any similar process is issued by any court against all or any substantial portion of the property of Maker, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released or bonded within 60 days after its entry or levy.

6. ATTORNEYS' FEES & CONSTRUCTION. If any legal action or other preceding (nonexclusively including arbitration) is brought for the enforcement of or to declare any right or obligation under this Note, or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Note. If it becomes necessary for either party hereto to enforce any portion of this Note through litigation or arbitration, then the prevailing party will be entitled to recover reasonable attorney's fees, and costs. In the event of litigation, it is agreed that the interpretation of this Note shall be subject to the interpretation of the laws of the State of Texas, and further, the Maker and the Holder irrevocably agree to the jurisdiction of the Texas State Courts.

7. NON-ASSIGNABILITY. This Note cannot be assigned, transferred, or hypothecated by Holder, without the prior written consent of Maker.


HEALTHBRIDGE, INC.

____________________
By:  "Nora Coccaro"
Its:  President


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